May 29, 2012

CitizensSelect Funds

CitizensSelect Prime Money Market Fund

CitizensSelect Treasury Money Market Fund

Supplement to Statement of Additional Information

dated September 1, 2011

The following information supersedes and replaces the first paragraph under the section of the Statement of Additional Information entitled “Shareholder Services – Auto-Exchange Privilege.”

Auto-Exchange Privilege.  The Auto-Exchange Privilege permits an investor to purchase (on a semi-monthly, monthly, quarterly, or annual basis), in exchange for shares of one class of a Fund, shares of the same class of the other Fund if the investor is a shareholder in such other Fund.  This Privilege is available only for existing accounts.  Shares will be exchanged on the basis of relative net asset value.  Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor.  Shares in certificate form are not eligible for this Privilege.